                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

        This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 14, 1997 (this "First Amendment"), among WARNACO INC. (the "U.S. Borrower"), WARNACO (HK) LTD. (the "Foreign Borrower"; together with the U.S. Borrower, the "Borrowers"), THE WARNACO GROUP, INC. ("Group"), the various financial institutions listed on the signature pages hereto (the "Lenders"), CITIBANK, N.A., as documentation agent (the "Documentation Agent") for the Lenders and THE BANK OF NOVA SCOTIA, as agent (the "Administrative Agent"; together with the Documentation Agent, the "Agents") for the Lenders.

                              W I T N E S S E T H:

        WHEREAS, the Borrowers, Group, the Lenders and the Agents are parties to a Second Amended and Restated Credit Agreement, dated as of August 12, 1997 (as amended or otherwise modified to the date hereof, the "Existing Credit Agreement");

        WHEREAS, the Borrowers and Group have requested that the Lenders amend and waive certain provisions of the Existing Credit Agreement in certain respects as set forth below; and

        WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend and waive such provisions of the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended and waived by this First Amendment, being referred to as the "Credit Agreement");

        NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

        SUBPART 1.1. Certain Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this First Amendment with such meanings.

                                     PART II
                          AMENDMENTS AND WAIVERS TO THE
                            EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended and certain provisions of the Existing Credit Agreement are hereby waived in accordance with the terms of this Part II; except as so amended or waived, the Existing Credit Agreement shall continue in full force and effect.

        SUBPART 2.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

               "Amendment No. 1" means the First Amendment, dated as of October 14, 1997, to this Agreement among the Borrowers, Group, the Lenders parties thereto, the Documentation Agent and the Administrative Agent.

               "First Amendment Effective Date" is defined in
        Subpart 3.1 of Amendment No. 1.

               "USCA Letter Waiver" means the first Letter Waiver to the U.S. Credit Agreement, dated as October 14, 1997, a copy of which is annexed to Amendment No. 1 as Exhibit A.

        SUBPART 2.2. Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the definition of "U.S. Credit Agreement" in its entirety to read as follows:

               ""U.S. Credit Agreement" means the Credit Agreement, dated as of August 12, 1997, among the U.S. Borrower, Group, the initial lenders named therein, Scotiabank and Citibank, as managing agents, Citibank, as documentation agent, and Scotiabank, as administrative agent, competitive bid agent, swing line bank and an issuing bank, as in effect on the Effective Date and as modified by USCA Letter Waiver, and as further amended, restated or waived from time to time with the consent of the Required Lenders hereunder solely for purposes of this Agreement, and regardless of whether such U.S. Credit Agreement is terminated, unless in connection with such termination a replacement credit facility satisfactory to the Required Lenders hereunder is entered into, in which case the affirmative and negative covenants in such facility shall become the subject of this Agreement."

        SUBPART 2.3. Waiver of Guaranty Delivery. The requirements contained in Section 8.1.2 of the Existing Credit Agreement are hereby waived, but only to the same extent and upon the same terms that the requirements under Section 5.01(k) of the U.S. Credit Agreement have been waived under USCA Letter Waiver by the Required Lenders under (and as defined in) the U.S. Credit Agreement.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

        SUBPART 3.1. First Amendment Effective Date. This First Amendment (and the amendments and waivers contained herein) shall become effective, and shall thereafter be referred to as "Amendment No. 1", on the date (the "First Amendment Effective Date") when all of the conditions set forth in this Subpart
3.1 have been satisfied.

        SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this First Amendment, duly executed and delivered on behalf of the Borrowers, Group and the Required Lenders. Each Lender's execution and delivery of this First Amendment shall also constitute such Lender's approval to the form and substance of USCA Letter Waiver.

        SUBPART 3.1.2. U.S. Credit Agreement. The Administrative Agent shall have received evidence satisfactory to it that USCA
Letter Waiver in the form attached as Exhibit A hereto has become effective pursuant to the terms thereof.

        SUBPART 3.1.3. Affirmation and Consent. The Administrative Agent shall have received an Affirmation and Consent, substantially in the form of Exhibit B hereto, duly executed and delivered by Group and each Domestic Subsidiary.

        SUBPART 3.1.4. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this First Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                     PART IV
                                  MISCELLANEOUS

        SUBPART 4.1. Cross-References. References in this First Amendment to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this First Amendment.

        SUBPART 4.2. Loan Document Pursuant to Existing Credit Agreement. This First Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

        SUBPART 4.3. Representations and Warranties. The Borrower hereby represents and warrants that both before and after giving effect to this First Amendment, the statements contained in Section 6.2.1 of the Existing Credit Agreement are true and correct in all material respects.

        SUBPART 4.4. Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SUBPART 4.5. Counterparts. This First Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SUBPART 4.6. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By /s/ STANLEY SILVERSTEIN
                                                   -----------------------------
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By /s/ STANLEY SILVERSTEIN
                                                   -----------------------------
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By /s/ STANLEY SILVERSTEIN
                                                   -----------------------------
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By_____________________________

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                         WARNACO INC.

                                         By_____________________________
                                           Title:

                                         WARNACO (HK) LTD.

                                         By_____________________________
                                           Title:

                                         THE WARNACO GROUP, INC.

                                         By_____________________________
                                           Title:

                                         THE BANK OF NOVA SCOTIA,
                                           as Administrative Agent
                                             and as Lender

                                         By /s/
                                           _____________________________
                                           Title: Senior Relationship
                                                  Manager

                                        CITIBANK, N.A., as Documentation
                                           Agent and as Lender

                                         By /s/
                                           _____________________________
                                           Title: Attorney-in-Fact

                                         _______________________________
                                         [NAME OF INSTITUTION]

                                         By_____________________________

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                         WARNACO INC.

                                         By_____________________________
                                           Title:

                                         WARNACO (HK) LTD.

                                         By_____________________________
                                           Title:

                                         THE WARNACO GROUP, INC.

                                         By_____________________________
                                           Title:

                                         THE BANK OF NOVA SCOTIA,
                                           as Administrative Agent
                                             and as Lender

                                         By _____________________________
                                           Title:

                                        CITIBANK, N.A., as Documentation
                                           Agent and as Lender

                                         By _____________________________
                                           Title:

                                         UNION BANK OF CALIFORNIA, N.A.
                                         _______________________________
                                         [NAME OF INSTITUTION]

                                         By /s/ LEONARDO R. FERNANDEZ
                                           _____________________________
                                           Title: Credit Officer

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  THE BANK OF NEW YORK
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/ ELIZA S. ADAMS
                                                   _____________________________
                                                   Name:  Eliza S. Adams
                                                   Title: Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  BANK OF TOKYO-MITSUBISHI
                                                    TRUST CO
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/ JIM BROWN
                                                   _____________________________
                                                   Name:  Jim Brown
                                                   Title: Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  ______________________________
                                                  BANKBOSTON, N.A.


                                                 By /s/
                                                   _____________________________
                                                    Title: Director

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                 COMMERZBANK AG, New York and/or
                                                  Grand Cayman Branches


                                                 By /s/ ROBERT J. DONOHUE
                                                   _____________________________
                                                   Name:  Robert J. Donohue
                                                   Title: Vice President

                                                 By /s/ PETER T. DOYLE
                                                   _____________________________
                                                   Name:  Peter T. Doyle
                                                   Title: Assistant Treasurer

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                 CORESTATES BANK, N.A.
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/ IRENE ROSEN MARKS
                                                   _____________________________
                                                   Name:  Irene Rosen Marks
                                                   Title: Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  CREDITO ITALIANO


                                                 By /s/
                                                  ______________________________
                                                  Title: First Vice President
                                                         & Deputy Manager

                                                 By /s/
                                                  ______________________________
                                                  Title: First Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                               THE DAI-ICHI KANGYO BANK, LIMITED


                                                 By /s/
                                                   _____________________________
                                                    Title: Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By_____________________________
                                                   Title:

                                                  FIRST UNION NATIONAL BANK
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/ RICHARD
                                                   _____________________________
                                                    Title: Senior Portfolio
                                                           Manager

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  FLEET BANK, N.A.
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/ JOSEPH J.
                                                   _____________________________
                                                    Title: Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  THE FUJI BANK, LIMITED
                                                  NEW YORK BRANCH


                                                 By /s/ RAYMOND VENTURA
                                                   _____________________________
                                                   Title: Vice President
                                                          & Manager

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                              THE INDUSTRIAL BANK OF JAPAN, INC.
                                                 NEW YORK BRANCH


                                                 By /s/ J. KENNETH BIEGEN
                                                   _____________________________
                                                    Name:  J. Kenneth Biegen
                                                    Title: Senior Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  MARINE MIDLAND BANK
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/ A. D. COLLINS
                                                   _____________________________
                                                   Name: A. D. Collins

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  MERITA BANK LTD.
                                                 _______________________________

                                                 By /s/
                                                   _____________________________
                                                   Title:  Vice President

                                                 By /s/
                                                   _____________________________
                                                   Title: Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                 MORGAN GUARANTY TRUST COMPANY
                                                  OF NEW YORK
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/ JAMES E. CONDON
                                                   _____________________________
                                                   Name:  James E. Condon
                                                   Title: Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  NATIONSBANK, N.A.
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/ DAVID H. DINKINS
                                                   _____________________________
                                                   Name:  David H. Dinkins
                                                   Title: Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                 THE SANWA BANK LIMITED
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/
                                                   _____________________________

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                 SOCIETE GENERALE
                                                 _______________________________
                                                 [NAME OF INSTITUTION]


                                                 By /s/ SEDARE CORADIN
                                                   _____________________________
                                                    Title:  Vice President

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                                 WARNACO INC.

                                                 By_____________________________
                                                   Title:

                                                 WARNACO (HK) LTD.

                                                 By_____________________________
                                                   Title:

                                                 THE WARNACO GROUP, INC.

                                                 By_____________________________
                                                   Title:

                                                 THE BANK OF NOVA SCOTIA,
                                                   as Administrative Agent
                                                     and as Lender

                                                 By_____________________________
                                                   Title:

                                                CITIBANK, N.A., as Documentation
                                                   Agent and as Lender

                                                 By ____________________________
                                                   Title:

                                                  WACHOVIA BANK, N.A.
                                                 _______________________________
                                                 [NAME OF INSTITUTION]

                                                 By /s/ J. BARWIS
                                                   _____________________________